 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 9, 2021

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR	3
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	3
SIGNATURE	5

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Dick’s Sporting Goods, Inc. (the “Company”) held on June 9, 2021, stockholders approved the Dick’s Sporting Goods, Inc. Amended and Restated 2012 Stock and Incentive Plan (the “Amended and Restated 2012 Plan”), to increase the number of authorized shares reserved for issuance under the plan by 7,500,000 shares and eliminate certain provisions related to performance-based compensation. A description of the Amended and Restated 2012 Plan and related matters is set forth in the Company’s definitive proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission on April 28, 2021 (the “2021 Proxy Statement”) and is qualified in its entirety by reference to the full text of the Amended and Restated 2012 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Company’s Board of Directors (the “Board”) previously approved the Amended and Restated 2012 Plan, subject to receipt of stockholder approval at the Annual Meeting.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Annual Meeting, the Company’s stockholders approved proposals to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to (i) provide for the annual election of directors and eliminate the classified board structure; and (ii) increase the maximum number of directors to 13 (the “Amendments”). The Company’s Charter previously provided for the Board to be divided into three classes, with each class serving a staggered three year term, and a maximum Board size of 11. The Board previously approved the Amendments, subject to receipt of stockholder approval at the Annual Meeting. The Company filed a Certificate of Amendment with the Delaware Secretary of State to effectuate the Amendments, which became effective June 9, 2021. The foregoing descriptions are summaries only, and are qualified in their entirety by reference to the complete text of the Certificate of Amendment, which is being filed as Exhibit 3.1 to this Form 8-K.

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The Annual Meeting was held on June 9, 2021.

(b)  Six proposals were submitted by the Board to a vote of Company stockholders, and the final results of the voting on each proposal, rounded to the nearest whole share, are noted below.

The Company's stockholders elected each of the Board's four nominees for Class A Director for terms that expire in 2022, or until their successors are duly elected and qualified as Class A Directors; approved the amendment to the Company's Certificate of Incorporation to provide for the annual election of directors and eliminate the classified Board structure; approved the amendment to the Company's Certificate of Incorporation to increase the size of the Board from 11 to 13; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2021; approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's 2021 Proxy Statement; and approved the amendment and restatement of the Company's 2012 Stock and Incentive Plan to increase the number of authorized shares reserved for issuance under the plan and eliminate certain provisions related to performance-based compensation.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
William J. Colombo	286,646,117	2,061,676	4,083,681
Sandeep Mathrani	288,297,958	409,835	4,083,681
Desiree Ralls-Morrison	288,065,584	642,209	4,083,681
Larry D. Stone	286,289,960	2,417,833	4,083,681

Proposal No. 2- Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for the annual election of directors and eliminate the classified board structure

For	Against	Abstain	Broker Non-Vote
288,549,969	28,860	128,964	4,083,681

Proposal No. 3- Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for an increase in the size of the Board, from 11 to 13

For	Against	Abstain	Broker Non-Vote
292,336,588	275,815	179,071	—

Proposal No. 4- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
291,526,070	1,121,471	143,933	—

Proposal No. 5- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
285,089,333	3,436,419	182,041	4,083,681

Proposal No. 6- Amendment and Restatement of the Company's 2012 Stock and Incentive Plan

For	Against	Abstain	Broker Non-Vote
261,236,101	27,298,990	172,702	4,083,681

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 14, 2021	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended
10.1	Amended and Restated 2012 Stock and Incentive Plan